Supplement to the
Fidelity® Four-in-One Index Fund
April 29, 2016
Summary Prospectus

Effective June 14, 2016, “Fidelity” will replace “Spartan” in the fund name for each Spartan® Index Fund referenced within the prospectus.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table".

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.10%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses(a)	0.04%
Total annual operating expenses(b)	0.14%
Fee waiver and/ or expense reimbursment(c)	0.02%
Total annual operating expenses after fee waiver and/ or expense reimbursment(b)	0.12%

(a)  Adjusted to reflect current fees.

(b)  Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. As a result, the total annual operating expenses after fee waiver and/or expense reimbursement in the fee table exceed the contractual expense limitation of the fund.

(c)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.08%. This arrangement will remain in effect through April 30, 2017. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$12
3 years	$43
5 years	$77
10 years	$177

IDV-SUM-16-02 1.954619.102	June 14, 2016